SEVENTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT
              -----------------------------------------------------

         THIS SEVENTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the ___ day of October, 1998 by and among ARGUSS HOLDINGS, INC., a Delaware corporation ("Arguss"), WHITE MOUNTAIN CABLE CONSTRUCTION CORP., a Delaware corporation ("White Mountain"), CONCEPTRONIC, INC., a Delaware corporation ("Conceptronic"; together with Arguss and White Mountain, the "Borrowers" and each a "Borrower") and NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").


                                    RECITALS
                                    --------

         A. The Lender has made certain loans available to the Borrowers, which Loans are governed by that certain Financing and Security Agreement by and among the Borrowers and the Lender dated September 11, 1997 (the Financing and
Security Agreement, as amended from time to time is hereinafter called, the "Financing Agreement").

         B. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Financing Agreement.

         C. The White Mountain Borrowers have entered into an Agreement and Plan of Merger (together with any and all amendments, modifications, and supplements thereto, restatements thereof, and substitutes therefor, the "Purchase Agreement"), with the stockholders of Underground Specialties, Inc., a Washington corporation ("Underground Specialties"), pursuant to which, White Mountain will, among other things, acquire all of the outstanding stock of Underground Specialties and merge Underground Specialties with White Mountain, so that White Mountain is the sole surviving corporate entity (the "Purchase Transaction") and the

Borrowers have requested that the Lender make a term loan ("Facility 9 Loan") to the White Mountain Borrowers in the principal amount of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00) to finance the Purchase Transaction and the Lender has agreed, on the condition, among others, that this Agreement be executed and delivered by the Borrowers.

         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender hereby agree as follows:

         1. RECITALS. The parties hereto acknowledge and agree that the above Recitals are true and correct in all respect and that the same are incorporated herein and made a part hereof by reference.

         2. DEFINED TERMS. From and after the effective date hereof, the definitions of "Loan", "Loans", "Note" and "Notes" set forth in Section 1.01 of the Financing Agreement are hereby amended and restated in their entirety as follows:

                  "Loan" means a Facility 1 Loan, a Facility 2 Loan, any Facility 2 Term Loan, a Facility 3 Loan, a Facility 4 Loan, a Facility 5 Loan, a Facility 6 Loan, a Facility 7 Loan, a Facility 8 Loan, or any Facility 8 Term Loan, a Facility 9 Loan, as the case may be, and "Loans" mean the Facility 1 Loan, the Facility 2 Loan, each Facility 2 Term Loan, the Facility 3 Loan, the Facility 4 Loan, the Facility 5 Loan, the Facility 6 Loan, the Facility 7 Loan, the Facility 8 Loan, any Facility 8 Term Loan and the Facility 9 Loan.

                  "Note" means the Facility 1 Note, the Facility 2 Note, each Facility 2 Term Note, the Facility 3 Note, the Facility 4 Note, the Facility 5 Note, the Facility 6 Note, the Facility 7 Note, the Facility 8 Note or each Facility 8 Term Note, the Facility 9 Note, as the case may be, and "Notes" mean collectively the Facility 1 Note, the Facility 2 Note, each Facility 2 Term Note, the Facility 3 Note, the Facility 4 Note, the Facility 5 Note, the Facility 6 Note, the Facility 7 Note, the Facility 8 Note, each Facility 8 Term Note, the Facility 9 Note, and any other promissory note which may from time to time evidence the Obligations.


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

         3. FACILITY 8 LOAN. From and after the effective date hereof, the following Section is added immediately after Section 2.04.4 of the Financing Agreement, as Section 2.04.5 of the Financing Agreement:

                  SECTION 2.04.5 THE FACILITY 9 LOAN. (a) The Lender agrees to lend to the White Mountain Borrowers the principal amount of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00) (the "Facility 9 Loan"). The joint and several obligation of the White Mountain Borrowers to repay the advances under the Facility 9 Loan shall be evidenced by the White Mountain Borrowers' Facility 9 Note of even date herewith (the "Facility 9 Note") payable to the Lender in the form attached hereto as EXHIBIT A-10. The Facility 9 Note shall bear interest and shall be repaid by the White Mountain Borrowers in the manner and at the times set forth in the Facility 9 Note.

                  (b) The White Mountain Borrowers may prepay the principal sum outstanding on the Facility 9 Loan only in accordance with the terms of the Facility 9 Note. Sums borrowed and repaid may not be readvanced under the Facility 9 Note.

                  (c) The proceeds of the Facility 9 Loan shall be used by the White Mountain Borrowers for the purposes of financing the Purchase Transaction, and, unless prior written consent of the Lender is obtained, for no other purpose.

         4. GRANT OF SECURITY INTEREST. White Mountain hereby assigns, pledges and grants to the Lender, and agrees that the Lender shall have a perfected and continuing security interest in, and lien on, all assets of Underground Specialties' acquired by White Mountain, including, without limitation: (a) Accounts, chattel paper, Equipment, General Intangibles, Motor Vehicles, documents, instruments and Inventory, Leases (whether or not designated with initial capital letters), as those (whether or not designated with initial capital letters), as those terms are defined in the Uniform Commercial Code as presently adopted and in effect in the State and shall also cover, without limitation, any and all property specifically included in those respective terms in this Agreement or in the Financing Documents; (b) returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an Account or Chattel Paper;


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

(c) insurance policies relating to the foregoing; (d) books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to the foregoing and all Equipment and General Intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records; and (e) cash and non-cash proceeds and products of the foregoing.

         5. FEES. In consideration of the Lender's agreement to make the Facility 9 Loan pursuant to this Agreement, the Borrowers shall pay the Lender on the date hereof a fee in the amount of one percent (1.0%) of the Facility 9 Loan. This fee is considered earned when paid and are not refundable.

         6. CONDITIONS PRECEDENT. This Agreement shall become effective on the date the Lender receives the following document, which shall be satisfactory in form and substance to the Lender:

              (a) The Facility 9 Note issued and delivered by the White Mountain Borrowers.

              (b) All documents and instruments (including, without limitation, UCC-1 and UCC-3 statements) required to be filed, registered or recorded in order to create, in favor of the Lender, a perfected first Lien in the Collateral acquired as a result of the Acquisition of Underground Specialties (subject only to the Permitted Liens) in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, and (b) delivered such evidence as the Lender may deem satisfactory that the Lender will have a first Lien on such Collateral (including, but not limited to, lien searches) and that all necessary filing fees and all recording and other similar fees,



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

and all Taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full.

              (c) A true correct and complete copy of the Purchase Agreement and any and all other agreements, documents or instruments, previously, now or hereafter executed and delivered by the Borrowers, or any other Person in connection with the Purchase Agreement Transaction (the "Purchase Agreement Documents"), together with a certificate signed by the Borrowers certifying that the Purchase Agreement Documents furnished to the Lender are true, correct, in full force and effect and the provisions thereof have not been in any way modified, amended or waived.

              (d) True and complete copies of the Articles of Merger between Underground Specialties and White Mountain.

              (e)  The   favorable   opinion  of  counsel   for  the   Borrowers
satisfactory to the Lender.

              (f) A certificate addressed to the Lender, certified by the principal financial officer of the Company, which shall indicate after the completion of the Purchase Agreement Transaction the Borrowers' compliance with all financial covenants, and shall detail the method of calculation of all such financial covenants.

              (g) Such other information, instruments, opinions, documents, certificates and reports as the Lender may deem necessary.

         7. EVENTS OF DEFAULT. In addition to the Events of Default enumerated in the Notes, the Financing Agreement and/or any of the other Financing Documents, the occurrence of any of the following events shall constitute an event of default and shall entitle the Lender to exercise all



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

rights and remedies provided in the Notes and the Financing Agreement, as well as all other rights and remedies provided to the Lender under the terms of any of the other Financing Documents as a result of the occurrence of the same:

              (a) Any Borrower shall fail to comply with the terms of any covenant or agreement contained herein; or

              (b) Any information contained in any financial statement, schedule, report or any other document heretofore or hereafter delivered by any Borrower or any other party or parties to the Lender in connection with the Loans proves at any time to be not in all respects true and accurate, or any of the Borrowers, or any such other party or parties shall have failed to state any material fact or any fact necessary to make such information not misleading, or any representation or warranty contained herein, in any of the Financing Documents, or in any other document, certificate or opinion heretofore or hereafter delivered to the Lender in connection with the Loans, proves at any time to be incorrect or misleading in any material respect.

         5. SOLVENCY. The Borrowers represent that the fair saleable value of each Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; no Borrower is left with unreasonably small capital after the transactions contemplated by this Agreement; and each Borrower is able to pay its debts (including trade debts) as they mature.

         8. COUNTERPARTS. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

         9. FINANCING DOCUMENTS; GOVERNING LAW; ETC. This Agreement is one of the Financing Documents defined in the Financing Agreement and shall be governed and construed in



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

accordance with the laws of the State of Maryland. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

         10. ACKNOWLEDGMENTS. The Borrowers hereby confirm to the Lender the enforceability and validity of each of the Financing Documents. In addition, the Borrowers hereby agree to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of the Borrowers under the terms of any of the Financing Documents, except as otherwise specifically set forth in this Agreement. The Borrowers issue, remake, ratify and confirm the representations, warranties and covenants contained in the Financing Documents. Nothing in this Agreement shall be deemed to waive any defaults existing under any of the Financing Documents as of the date hereof.

         11.  MODIFICATIONS.  This Agreement may not be  supplemented,  changed,
waived,  discharged,   terminated,   modified  or  amended,  except  by  written
instrument executed by the parties.


                         [SIGNATURES ON FOLLOWING PAGE]




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

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered under seal by the duly authorized representatives as of the date and year first written above.


WITNESS/ATTEST:                           ARGUSS HOLDINGS, INC.



                                          By:/s/ Arthur F. Trudel         (SEAL)
--------------------------                   -----------------------------
                                             Arthur F. Trudel
                                             Chief Financial Officer


WITNESS/ATTEST:                           WHITE MOUNTAIN CABLE
                                          CONSTRUCTION  CORP.



                                          By:/s/ Arthur F. Trudel         (SEAL)
--------------------------                   -----------------------------
                                             Arthur F. Trudel
                                             Vice President


WITNESS/ATTEST:                           CONCEPTRONIC, INC.



                                          By:/s/ Arthur F. Trudel         (SEAL)
--------------------------                   -----------------------------
                                             Arthur F. Trudel
                                             Vice President

WITNESS:                                  NATIONSBANK, N.A.



                                          By:/s/ Maria Manos              (SEAL)
--------------------------                   -----------------------------
                                             Maria Manos
                                             Senior Vice President



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